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                                                                  EXHIBIT 3

                                                                  SHARES ONE (1)


                PHYSICIAN HEALTHCARE PLAN OF NEW JERSEY, INC.
             INCORPORATED UNDER THE LAWS OF THE STATE OF NEW JERSEY 20,000 SHARES OF COMMON STOCK WITHOUT NOMINAL OR PAR VALUE

                  (SEE LEGEND ON REVERSE FOR IMPORTANT NOTICE)


THIS CERTIFIES THAT __________________________________________ IS THE OWNER
OF ONE (1) FULLY PAID AND NON-ASSESSABLE SHARE OF THE CAPITAL STOCK
OF THE ABOVE NAMED CORPORATION TRANSFERABLE ONLY ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THE SAID CORPORATION HAS CAUSED THIS CERTIFICATE TO BE SIGNED BY ITS DULY AUTHORIZED OFFICERS AND ITS CORPORATE SEAL TO BE HEREUNTO AFFIXED THIS ___ DAY OF ________ A.D. 19__.


 /S/  RAYMOND P. KENNY, M.D.,                  /S/ JOSEPH D. BILLOTTI, M.D.,
                             SECRETARY                                 CHAIRMAN


                  PHYSICIAN HEALTHCARE PLAN OF NEW JERSEY, INC.
                                    CORPORATE
                                      SEAL
                                   NEW JERSEY
                                      1994
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                          EXPLANATION OF ABBREVIATIONS

         The following abbreviations, when used in the inscription of ownership on the face of this certificate, shall be construed as if they were written out in full according to applicable laws or regulations. Abbreviations, in addition to those appearing below, may be used.

         JT TEN                As joint tenants with right of survivorship and
                               not as tenants in common
         TEN COM               As tenants in common
         TEN ENT               As tenants by the entireties
         UNIF GIFT MIN ACT     Uniform Gifts to Minors Act
         CUST                  Custodian for

FOR VALUE RECEIVED, ________________________________ HEREBY SELL, ASSIGN AND TRANSFER UNTO ________________________________

PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

________________________________

________ SHARES REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT ________________________________ ATTORNEY TO TRANSFER THE SAID SHARES ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.


DATED ____________________, 19__


IN PRESENCE OF

________________________________        ___________________________________


         NOTICE IS HEREBY GIVEN THAT THE SHARE OF STOCK REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE PROVISIONS AND RESTRICTIONS ON TRANSFER AND REDEMPTION INCLUDED IN THE BY-LAWS OF THE CORPORATION, A COPY OF WHICH IS ON FILE AT THE OFFICE OF THE CORPORATION, AND THAT ANY TRANSFER OF THE SHARE OF STOCK REPRESENTED BY THIS CERTIFICATE SHALL BE VOID UNLESS SAID TRANSFER IS IN COMPLIANCE WITH SAID BY-LAWS.